UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2 to Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 31, 2003

hi/fn, inc.

(Exact name of registrant as specified in its charter)

0-24765
(Commission File Number)

DELAWARE (State of Incorporation)	33-0732700 (IRS Employer Identification Number)

750 University Avenue Los Gatos, CA (Address of principal executive offices)	95032 (Zip Code)

(408) 399-3500
Registrant’s telephone number,
including area code

TABLE OF CONTENTS

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 31, 2003, the registrant acquired certain assets and licensed certain intellectual property (collectively, the “Acquired Assets”) from International Business Machines Corporation (“IBM”) comprising or associated with IBM’s Picoprocessor PowerNP™ product line in exchange for approximately $15.7 million in cash (the “Purchase Price”) (the “Transaction”). The registrant acquired the Acquired Assets pursuant to, among other agreements and instruments, an Asset Purchase Agreement, an Intellectual Property Agreement and a Patent License Agreement, each dated as of December 30, 2003, by and between the registrant and IBM, copies of which were attached as Exhibits 2.1, 2.2 and 2.3, respectively, to Amendment No. 1 to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission (the “SEC”) on January 14, 2004 and are incorporated herein by reference. The registrant used its existing cash reserves to fund the Purchase Price for the Acquired Assets.

     On January 5, 2004, the registrant issued a press release announcing the Transaction, a copy of which was attached as Exhibit 99.1 to the Current Report on Form 8-K filed by the registrant with the SEC on January 6, 2004 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Under applicable SEC rules and regulations, the registrant is required to file with the SEC certain financial statements and pro forma financial information relating to the Acquired Assets by amending the initial Current Report on Form 8-K filed by the registrant with the SEC in connection with the Transaction on January 6, 2004 not later than 60 days after the date that such Current Report was required to be filed with the SEC under applicable SEC rules and regulations.

     The registrant has prepared the financial statements and pro forma financial information set forth herein relating to the Acquired Assets to comply with its obligations under the SEC rules and regulations referenced above. The registrant notes, however, that the financial statements and pro forma financial information relating to the Acquired Assets set forth herein do not comply fully with applicable SEC rules and regulations because such financial statements and pro forma information do not present all of the financial information required by Regulation S-X and such financial statements have not been audited in accordance with the requirements of Regulation S-X.

     The registrant is unable to provide the financial statements and pro forma financial information relating to the Acquired Assets that are required by Regulation S-X because IBM has informed the registrant that the Acquired Assets were highly integrated into IBM’s overall operations and, therefore, IBM never prepared discrete financial statements for the Acquired Assets and does not believe that it has available the type of separately identifiable financial information that would enable it to do so. IBM has made available to the registrant and its auditors the information that exists in its normal financial accounting records. Furthermore, IBM has informed the registrant that it is not in a position to deliver certain representations that would be required from IBM to enable the registrant’s auditors to audit the financial statements set forth herein. Accordingly, the registrant is unable to prepare the audited financial statements and pro forma financial information for the Acquired Assets that are required by applicable SEC rules and regulations.

     The registrant believes, however, that based on its due diligence and information available to it, the financial statements and pro forma financial information relating to the Acquired Assets set forth herein fairly and accurately represent the financial condition of the Acquired Assets in all material respects.

(a) Financial statements of businesses acquired.

     The required financial statements of the business acquired are set forth below.

               PicoprocessorPowerNP Business of International Business Machines Corporation

Index to Financial Statements

Unaudited Financial Statements

Unaudited Statement of Assets to be Sold as of September 30, 2003

Unaudited Statement of Net Revenues, Cost of Revenues and Direct Operating Expenses for the Twelve Months Ended September 30, 2003

Unaudited Notes to Financial Statements

International Business Machines Corporation
PowerNP Business

Unaudited Statement of Assets to be Sold (see Note 1)
As of September 30, 2003
(in thousands)

Inventories	$67
Laboratory test equipment	48

$115

     The accompanying notes are an integral part of these unaudited financial statements.

International Business Machines Corporation
PowerNP Business

Statement of Net Revenues, Cost of Revenues and Direct Operating Expenses
For the Twelve Months Ended September 30, 2003
(in thousands)

Net revenues	$9,864

Costs and direct operating expenses:
Cost of revenues	3,875
Research and development	8,359
Sales, marketing and administrative	2,907

Total costs and direct operating expenses	15,141

Excess of cost of revenues and direct operating expenses over net revenues	$(5,277)

     The accompanying notes are an integral part of these unaudited financial statements.

International Business Machines Corporation
PowerNP Business

Notes to Financial Statements

1.	Background and Basis of Presentation

The accompanying financial statements have been prepared for the purpose of presenting the net assets of the Picoprocessor PowerNP business (“PowerNP”) of International Business Machines, Corporation (“IBM”) which were sold pursuant to the Asset Purchase Agreement dated December 30, 2003, between IBM and hi/fn, inc. (“Hifn”) and its net sales, cost of sales and direct operating expenses. The financial statements do not reflect any effects of the sale of the business. The sale of the net assets for approximately $15.7 million in cash was completed on December 31, 2003. PowerNP represents a product family managed as part of IBM’s Technology Group segment consisting of its semiconductor and display devices as well as circuit design and services businesses. PowerNP was managed as part of IBM’s Microelectronics Division within the Technology Group. IBM management does not analyze PowerNP as a separate line of business.

IBM did not maintain PowerNP as a separate business unit and external financial statements historically have not been prepared. The accompanying financial statements have been derived from the historical records of IBM in order to present the assets of PowerNP to be sold as of September 30, 2003 and the net revenues, cost of revenues and direct operating expenses for the twelve months then ended in accordance with accounting principles generally accepted in the United States of America.

The statement of net revenues, cost of revenues and direct operating expenses for Power NP includes allocations for certain costs including engineering labor and product sales and marketing. There are certain costs that have not been allocated including basic research, company-wide marketing and sales, general and administrative expenses, interest and income taxes. Since PowerNP was never a separate business unit, these costs relative to PowerNP were not segregated for external financial reporting purposes. Accordingly, the inclusion of these charges is not practicable.

All cash flow requirements of PowerNP were funded by IBM. Therefore, a statement of cash flows, including cash flows from operating, investing and financing activities is not presented as PowerNP did not maintain a cash balance. These statements are not intended to be a complete presentation of PowerNP’s financial position, results of operations and cash flows. The historical operating results of PowerNP may not be indicative of its results in the future.

IBM provides PowerNP with various infrastructure and support services, which among other things include facilities, computer and network systems, human resources, payroll, accounting and cash management and legal support. In addition, PowerNP’s revenues are derived through the IBM sales force.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Revenue is generally recognized when all significant contractual obligations have been satisfied, title and risk of loss have been transferred to the customer and collection of the resulting receivable is reasonably assured. Revenue from product sales, including sales to distributors, is recognized at time of delivery and acceptance, and after consideration of all of the terms and conditions of the customer contract. IBM’s revenue from distributors is adjusted to reflect estimated distributor debits based upon historical trends and experience.

Cost of Revenues

Cost of revenues consists of semiconductor processors based upon estimated purchase cost of processors from third parties.

Research and Development Expense

Research and development costs are charged to expense as incurred. Direct research and development expenses include salaries and benefit costs of PowerNP personnel that conduct applied or development research to PowerNP products, technologies and software.

Marketing and Sales Expense

Marketing and sales expense includes direct costs of product management, market planning and operations as well as product line planning, management and advertising. Costs associated with IBM’s global sales force, advertising, business development, strategic planning and other support activities were not allocated to PowerNP.

Inventories

Inventories are stated at the lower of cost, determined on a first-in, first-out basis, or market. Inventories at September 30, 2003 consist of finished goods.

Laboratory Test Equipment

Laboratory test equipment is stated at cost less accumulated depreciation of $103,000 at September 30, 2003. Depreciation is determined using the straight-line method over an estimated useful life of 7 years from the original date of purchase. Depreciation expense for the twelve months ended September 30, 2003 amounted to $21,000.

Use of Estimates

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues, costs and expenses during the period reported. Actual results could differ from those estimates.

3.	Concentration of Net Revenues

Huawei Technologies Co., Ltd. and Cisco Systems accounted for approximately 32% and 33%, respectively, of net revenues for the twelve months ended September 30, 2003. The loss of these customers could have a material adverse effect on PowerNP’s financial position and results of operations.

4.	Manufacturing

PowerNP products have historically been manufactured at IBM-owned facilities. Because the manufacturing operations are not separately identifiable to PowerNP and were not sold, related manufacturing assets have been excluded from the accompanying statement of assets to be sold.

5.	Sale of PowerNP Business

In connection with the sale of PowerNP, IBM and Hifn entered into an Intellectual Property Agreement, Patent License Agreement, Custom Sales Agreement and Transition Services Agreement.

Intellectual Property Agreement — Pursuant to an Intellectual Property Agreement, Hifn also acquired certain intellectual property cores that are unique to IBM’s PowerNP business.

Patent License Agreement — Pursuant to a Patent License Agreement, Hifn received rights to IBM patents and certain intellectual property for use in current and future network processors.

Custom Sales Agreement — IBM agreed to manufacture and supply Hifn with the network processors products.

Transition Services Agreement - IBM agreed to provide Hifn certain temporary transition services in order to continue the operations of PowerNP during the transition of such functions from IBM to Hifn. These transition services include customer service, sales and accounting services and technical consulting services to be provided by architects of the PowerNP.

(b)	Pro forma financial information.

     The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and do not purport to be indicative of the consolidated financial position or results of operations for future periods or the results that actually would have been realized had hi/fn, inc. (“Hifn”) and the PowerNP Business (“PowerNP”) of International Business Machines Corporation (“IBM”) been a consolidated company during the specified periods. Further, non-recurring transition services costs are excluded from the pro forma adjustments in the unaudited pro forma condensed Statement of Operations. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the notes thereto of Hifn which were previously reported in Hifn’s Annual Report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission, and the IBM financial statements and the notes thereto for the twelve months ended September 30, 2003 included elsewhere in this Current Report on Form 8-K/A.

     The following unaudited pro forma condensed consolidated financial statements are based on the respective historical audited consolidated financial statements and the notes thereto of Hifn and the unaudited financial statements of IBM after giving effect to the acquisition of certain assets and intellectual property of PowerNP. The purchase price of the acquisition of $15.9 million, which included $200,000 in estimated acquisition related costs, was used to acquire certain assets and technical designs to the PowerNP. The purchase price was allocated to assets acquired based on the book value of inventory and fixed assets, which management believes approximates their fair value, and after considering input provided by an independent appraisal, to all other identifiable assets. The allocation of the purchase price did not result in Hifn recording any goodwill.

     This Current Report on Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

     The required pro forma unaudited financial information is set forth below.

Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet — September 30, 2003

Unaudited Pro Forma Condensed Consolidated Statements of Operations —
     Twelve Months Ended September 30, 2003

Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

Hifn, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2003
(in thousands)

		IBM	Pro Forma	Pro Forma
	Hifn	PowerNP	Adjustments	Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$43,074		$(15,670)	$27,404
Accounts receivable, net	2,715			2,715
Inventories	355	$67		422
Prepaid expenses and other current assets	1,025	—	—	1,025

Total current assets	47,169	67	(15,670)	31,566

Property and equipment, net	2,107	48		2,155
Intangible assets, net	2,035		12,418	14,453
Other assets, net	1,510	—	—	1,510

	$52,821	$115	$(3,252)	$49,684

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,123			$2,123
Accrued expenses and other current liabilities	9,581		$200	9,781

Total current liabilities	11,704		200	11,904

STOCKHOLDERS’ EQUITY:
Common stock	11			11
Additional paid-in capital	127,473	$115	(115)	127,473
Accumulated deficit	(86,367)	—	(3,337)	(89,704)

Total stockholders’ equity	41,117	115	(3,452)	37,780

	$52,821	$115	$(3,252)	$49,684

     The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Hifn, Inc.
Unaudited Pro Forma Condensed Statement of Operations
For the Twelve Months Ended September 30, 2003
(in thousands)

		IBM	Pro Forma		Pro Forma
	Hifn	PowerNP	Adjustments		Combined
Net revenues	$20,480	$9,864			$30,344

Costs and operating expenses:
Cost of revenues	6,567	3,875			10,442
Research and development	20,329	8,359			28,688
Sales and marketing	7,211	2,907			10,118
General and administrative	3,862	—			3,862
Amortization of intangibles	1,319	—	$3,003	(a)	4,322
Impairment of intangibles	3,919	—			3,919

Total costs and operating expenses	43,207	15,141			61,351

Loss from operations	(22,727)	(5,277)			(31,007)
Interest and other income, net	544	—	(180	)(b)	364

Loss before income taxes	(22,183)	(5,277)			(30,643)
Benefit from income taxes	(1,842)	—			(1,842)

Net loss	$(20,341)	$(5,277)			$(28,801)

Net loss per share, basic and diluted	$(1.89)				$(2.68)

Weighted average shares outstanding, basic and diluted	10,741				10,741

     The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Hifn, Inc.
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

     This Current Report on Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and other risks detailed in our Annual Report on Form 10-K for the year ended September 30, 2003 and other reports filed with the Securities and Exchange Commission from time to time. Actual results could differ materially from those projected in these forward-looking statements as a result of the risks described above as well as other risk factors set forth in our periodic reports both previously and hereafter filed with the Securities and Exchange Commission.

Note 1. Basis of Presentation

     On December 31, 2003, hi/fn, inc. (“Hifn”) completed the acquisition of the Picoprocessor PowerNP business (“PowerNP”) of International Business Machines Corporation (“IBM”) for $15.7 million in cash. The transaction was completed pursuant to an Asset Purchase Agreement dated as of December 30, 2003 between Hifn and IBM. The components of purchase price are as follows (in millions):

Cash	$15.7
Estimated direct acquisition costs	.2

Total	$15.9

     In accordance with Financial Accounting Standard (SFAS) No. 141, “Business Combinations,” the total purchase price was allocated to the estimated fair value of assets acquired. The estimate of fair value of the assets acquired is based on an independent appraisal and our estimates. The allocation of purchase price is discussed further in Note 2. The unaudited pro forma condensed consolidated statements of operations exclude the one-time charge for IPR&D (Note 2) and are presented using our audited condensed consolidated statement of operations for the year ended September 30, 2003 with IBM PowerNP’s unaudited statements of Net Revenues, Cost of Revenues and Direct Operating Expenses for the twelve months ended September 30, 2003 assuming the transaction occurred on October 1, 2002. The unaudited pro forma condensed consolidated balance sheet gives effect to the acquisition as if the transaction had taken place on September 30, 2003 and combines our audited September 30, 2003 condensed consolidated balance sheet amounts with IBM PowerNP’s unaudited Statement of Assets to be Sold as of September 30, 2003. There were no transactions between Hifn and IBM during the periods presented. There are no significant differences between the accounting policies of Hifn and IBM PowerNP. The pro forma unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto of Hifn, which were previously reported in our Annual Report on Form 10-K for the year ended September 30, 2003, on file with the Securities and Exchange Commission, and with the financial statements and notes thereto of IBM PowerNP included elsewhere in this Form 8-K/A. These pro forma statements are based on such consolidated financial statements after giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments described below. The pro forma information does not purport to be indicative of the results which would have been reported if the purchase had been in effect for the periods presented or which may result in the future.

Note 2. Acquisition of IBM PowerNP.

     We completed the acquisition of IBM PowerNP on December 31, 2003 for $15.7 million in cash. Additionally, we incurred approximately $200,000 in estimated direct acquisition costs. The total purchase price was allocated to the estimated fair value of assets acquired based on an independent appraisal and management estimates. The total purchase price was allocated as follows (in millions):

Developed and core technology	$11,769
In-process research and development	3,337
Contract Backlog	649
Inventory	67
Property, plant and equipment	48

Total	$15,870

     In-Process Research and Development (“IPR&D”). IPR&D consists of two products that are not yet proven to be technologically feasible but have been developed to a point where there is value associated with them in relation to potential future revenue. The amount allocated to purchased in-process research and development of $3.3 million was determined based on established valuation methods and was expensed at the time of the acquisition as a one-time charge because technological feasibility had not been established and no alternative future uses exist. The fair value of two projects containing in-process technology in development was determined using the income approach, which discounts expected future cash flows to present value. The discount rates used in the present value calculations was derived from a weighted-average cost of capital analysis adjusted to reflect additional risks inherent in the development life cycle including the failure to achieve technical viability, rapid changes in customer markets and required standards for new products as well as potential competition in the market for such products. The net cash flows for such projects were based on management’s estimates of revenue, expenses and asset requirements.

     Useful lives of intangible assets. The developed and core technology has an estimated weighted average useful life of approximately five years. Contract backlog has an estimated useful life of three months, the period over which such backlog is anticipated to be completely fulfilled.

Note 3. Unaudited Pro forma Condensed Combined Financial Statements

     Balance Sheet. The balance sheet adjustments applied to the historical balance sheet for Hifn and Statement of Assets for PowerNP as of September 30, 2003 to arrive at the pro forma unaudited condensed combined balance sheet as of the period then ended represent the allocation of the total purchase price detailed in Note 2 above.

     Statement of Operations. The following adjustments were applied to the historical statements of operations for Hifn and PowerNP for the twelve months ended September 30, 2003 to arrive at the pro forma unaudited condensed combined statement of operations as though the acquisition took place on October 1, 2002:

(a)	Adjustment to recognize amortization of developed and technology of five years and of contract backlog over three months.

(b)	To adjust interest income for the effect of the $15.7 million cash consideration at an assumed rate of 1.15% based upon current estimated rate of return on our short-term investments.

Note 4. Pro Forma Loss Per Share

     Basic pro forma loss per share is computed using the weighted average number of common shares outstanding for the period, without consideration for the dilutive impact of potential common shares that were outstanding during the period. Diluted earnings per share is computed using the weighted average number of common and common equivalent shares outstanding for the period. Common equivalent shares consist of incremental common shares issuable upon the exercise of stock options, using the treasury method, and are excluded from the calculation of diluted net loss per share if anti-dilutive. Outstanding options to purchase shares of common stock and their weighted shares equivalents were excluded from the computation of diluted earnings because of their anti-dilutive impact.

     (b) The exhibits listed below and in the accompanying Exhibit Index are filed as part of the Current Report on Form 8-K/A.

Exhibit No.	Exhibit Description
2.1*	Asset Purchase Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

2.2*	Intellectual Property Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

2.3*	Patent License Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

99.1**	Press release issued by hi/fn, inc., dated January 5, 2004.

*	Incorporated by reference to hi/fn, inc.’s Amendment No. 1 to Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on January 14, 2004.

**	Incorporated by reference to hi/fn, inc.’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 6, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2004

Hifn, Inc.

By	/s/ William R. Walker William R. Walker
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
2.1*	Asset Purchase Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

2.2*	Intellectual Property Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

2.3*	Patent License Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

99.1**	Press release issued by hi/fn, inc. dated January 5, 2004.

*	Incorporated by reference to hi/fn, inc.’s Amendment No. 1 to Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on January 14, 2004.

**	Incorporated by reference to hi/fn, inc.’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 6, 2004.